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                                                                    EXHIBIT 99.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                         AS ADOPTED PURSUANT TO SECTION
                      906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Annual Report of the Oneida Ltd. 401(k) Savings Plan (the "Plan") on Form 11-K for the year ending December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Peter J. Kallet, Chief Executive Officer of Oneida Ltd., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

          (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2) The information contained in the Report fairly presents, in all material respects, the financial condition and the income and changes in plan equity of the Oneida Ltd. 401(k) Savings Plan.


/s/ PETER J. KALLET
-------------------
Peter J. Kallet
Chairman of the Board, President & Chief Executive Officer
June 27, 2003